Exhibit 10.5

                          SECURITY AGREEMENT

	THIS SECURITY AGREEMENT (this "Agreement") is entered into as of June 13, 2014 by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("Parent"), ISA INDIANA, INC., an Indiana corporation ("ISA Inc."), ISA LOGISTICS LLC, a Kentucky limited liability company ("ISA Logistics"), ISA REAL ESTATE, LLC, a Kentucky limited liability company ("ISA Real Estate"), ISA INDIANA REAL ESTATE, LLC, a Kentucky limited liability company ("Indiana Real Estate"), WESSCO, LLC, a Delaware limited liability company ("Wessco"), 7021 GRADE LANE LLC, a Kentucky limited liability company ("7021 Grade"), 7124 GRADE LANE LLC, a Kentucky limited liability company ("7124 Grade"), and 7200 GRADE LANE LLC, a Kentucky limited liability company ("7200 Grade"; Parent, ISA Inc., ISA Logistics, ISA Real Estate, Indiana Real Estate, Wessco, 7021 Grade, 7124 Grade, and 7200 Grade, each a "Grantor" and collectively, "Grantors") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Lender").

	Pursuant to a Credit Agreement of even date herewith between Grantors and Lender (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), Lender has agreed to make certain advances and other extensions of credit to Borrowers. As a condition to making advances and other extensions of credit under the Credit Agreement, Lender has required the execution and delivery of this Agreement by each Grantor.

	1.	DEFINITIONS.

			(a)	All capitalized terms not otherwise defined in
this Agreement shall have the meanings given them in the Credit
Agreement.

			(b)	The following terms, when used in this Agreement
(whether or not capitalized), shall have the meanings given them in the Code, except that (i) for purposes of this Agreement, the meaning of such terms will not be limited by reason of any limitation on the scope of the Code, and (ii) to the extent the definition of any category or type of Collateral is expanded by any amendment, modification or revision to the Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision: "Accession", "Account", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Deposit Account", "Document", "Equipment", "Fixture", "General Intangible",
"Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-
Credit Right", "Letter of Credit", "Money", "Securities Account" and
"Supporting Obligations".

	2.	GRANT OF SECURITY INTEREST.  Each Grantor grants and
transfers to Lender, for the benefit of Lender and each Bank Product Provider, a continuing security interest (the "Security Interest") in all of the following property of such Grantor or in which such Grantor has rights, whether presently existing or acquired after the date of this Agreement (collectively, together with all Proceeds, the "Collateral")

		(a)  	Accounts;

		(b) 	Chattel Paper;

		(c) 	Commercial Tort Claims;

		(d) 	Deposit Accounts;

		(e)  	Documents;

		(f)  	General Intangibles;

		(g) 	Goods, including Equipment and Fixtures;

		(h) 	Instruments;

		(i) 	Inventory;

		(j)  	Investment Property;

		(k)	Letters of Credit and Letter-of-Credit Rights;

(l)	Money and other assets of Grantor that now or later come into possession, custody, or control of Lender;

		(m) 	all Accessions and Supporting Obligations; and

all books and records relating to the above property and all proceeds (as such term is defined in the Code) and products, whether tangible or intangible of any of the above property, all proceeds of any condemnation award relating to any of the above property, all proceeds of insurance covering or relating to any or all of the above property and all rebates and returns relating to any of the above property (all such proceeds, collectively, "Proceeds").

	3.	OBLIGATIONS SECURED.  The obligations secured by the Security
Interest are the payment and performance of:

		(a)	all present and future Obligations and the guaranty of
such Obligations by any Grantor; and

		(b)	all now existing or subsequently arising obligations of
each Grantor and rights of Lender under this Agreement.

	4.	AUTHORIZATION TO FILE FINANCING STATEMENTS.  Each Grantor
authorizes Lender to file financing statements describing the Collateral to perfect Lender's Security Interest in the Collateral, and Lender may describe the Collateral as "all personal property" or "all assets" or describe specific items of Collateral including without limitation any Commercial Tort Claims. All financing statements filed before the date of this Agreement to perfect the Security Interest were authorized by each Grantor and are ratified.

	5.	COLLECTION ACCOUNT.  Any money or other cash Proceeds
received by Lender in respect of the Collateral will be deposited into a non-interest bearing account over which such Grantor shall have no control, and the same shall, for all purposes, be deemed Collateral, and such money and cash shall be applied to the Obligations as set forth in the Credit Agreement or this Agreement.

	6.	REPRESENTATIONS AND WARRANTIES OF GRANTOR.  Each Grantor
represents and warrants to Lender that:

		(a) 	Grantor's legal name is exactly as set forth on the
first page of this Agreement, its chief executive office and principal place of business are set forth on Schedule A, and all of Grantor's organizational documents or agreements delivered to Lender are complete and accurate in every respect;

		(b) 	Grantor has legal title to and has possession or control
of the Collateral;

		(c) 	Grantor has the exclusive right to grant a security
interest in the Collateral;

		(d) 	all Collateral is genuine, free from Liens, adverse
claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the Security Interest created by this Agreement and Permitted Liens;

		(e) 	all statements contained in this Agreement and, where
applicable, regarding the Collateral are true and complete in all material respects;

		(f)	 no financing statement covering any of the Collateral,
and naming any secured party other than Lender and holders of Permitted
Liens, is on file in any public office;

		(g) 	all Persons appearing to be obligated on Collateral have
authority and capacity to contract and are bound as they appear to be;

		(h) 	all property subject to Chattel Paper has been properly
registered and filed in compliance with law and to perfect the interest of Grantor in such property;

		(i) 	all Accounts and other rights to payment comply with all
applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any state consumer credit laws;

(j)	Schedule A lists all real property owned or leased by Grantor;

	(k)	Schedule A provides a complete and correct list of: (i) all
registered copyrights and copyright applications owned by Grantor, (ii) all intellectual property licenses entered into by Grantor; (iii) all registered patents and patent applications owned by Grantor; and (iv) all registered trademarks and trademark applications owned by Grantor;

	(l)	Schedule A contains a listing of all of Deposit Accounts,
Securities Accounts and Commodity Accounts of Grantor, including, with respect to each bank, securities intermediary or commodity intermediary:
(a) the name and address of such entity, and (b) the account numbers of the Deposit Accounts, Securities Accounts or Commodity Accounts maintained with such entity;

	(m)	The Inventory and Equipment of Grantor are not stored with a bailee, warehouseman, processor or similar party and are located only at, or in-transit between or to, the locations identified on Schedule A;

	(n)	Each Account that is identified as an Eligible Account in a
borrowing base certificate or daily collateral report submitted to Lender is (i) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of Grantor's business, (ii) owed to Grantor, and (iii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts in the Credit Agreement; and

	(o)	Each item of Inventory that is identified as Eligible
Inventory in a borrowing base certificate or daily collateral report submitted to Lender, is (i) of good and merchantable quality, free from known defects, and (ii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Inventory in the Credit Agreement.

	(p)	Schedule A lists all motor vehicles, Equipment and other
Collateral are evidenced by certificates of title.

	7.	COVENANTS OF GRANTOR.

		(a)	Each Grantor covenants and agrees:

	(i)	to permit Lender to exercise its rights, remedies, and powers under the Credit Agreement, this Agreement, the other Loan Documents and under law;

	(ii)	not to change its name, or, as applicable, its chief
executive office, its principal residence or the jurisdiction in which it is organized without giving Lender thirty (30) days prior written notice; and

		(iii) 	not to change the places where Grantor keeps any
Collateral or Grantor's records concerning the Collateral (other than transfers of Collateral between locations of the Grantors existing as of the date hereof) without (A) giving Lender 30 days prior written notice of the address to which Grantor is moving same, and (B) delivering to Lender a fully executed Collateral Access Agreement with respect to such location if not owned by Grantor; and

	(iv)	to cooperate with Lender in perfecting all security interests granted by this Agreement and in obtaining such agreements from third parties as Lender deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights with regard to Collateral or access to Collateral.

	(b)	Each Grantor agrees with regard to the Collateral, unless
Lender agrees otherwise in writing:

		(i) 	not to use any Collateral for any unlawful purpose or in
any way that would void any insurance required to be carried on such Collateral;

	(ii)	to insure the Collateral, with Lender named as first lender
loss payee and additional insured, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Lender;

	(iii)	to keep, in accordance with GAAP, complete and accurate
records regarding all Collateral, and to permit Lender to inspect the same and make copies thereof at any reasonable time (and with such notice as may be required by the Credit Agreement);

	(iv)	not to sell, pledge or dispose of, nor permit the transfer by operation of law of, any of the Collateral or any interest in the Collateral, except sales of Inventory to buyers in the ordinary course of Grantor's business;

	(v)	not to permit any lien on the Collateral, including without
limitation, liens arising from the storage of Inventory, except for Liens in favor of Lender and Permitted Liens;

		(vi) 	if requested by Lender, to receive and use reasonable
diligence to collect Accounts, in trust and as the property of Lender, and to immediately endorse as appropriate and deliver collections or payments on such Accounts or proceeds thereof to Lender daily in the exact form in which they are received;

		(vii) 	not to commingle Accounts, Proceeds or collections
with other property;

	(viii) 	to give only normal allowances and credits consistent
with past practices and in the ordinary course of business and to advise Lender thereof immediately in writing if they affect any Accounts in any material respect;

	(ix) 	on Lender's demand, to deliver to Lender returned property
resulting from, or payment equal to, such allowances or credits on any Accounts or to execute such documents and do such other things as Lender may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property;

		(x)	from time to time, when requested by Lender, to prepare
and deliver a schedule of all Collateral subject to this Agreement and to assign in writing and deliver to Lender all Accounts, contracts, leases and other Chattel Paper, Instruments, Documents and other evidences thereof;

		(xi)	to deliver to Lender (i) notice of any Commercial Tort
Claim it may have against any Person, including a detailed description of such Commercial Tort Claim and, upon receipt of such description by Lender the description of Collateral set forth in Section 1 of this Agreement shall be deemed to be amended to include such description of each such Commercial Tort Claim, and (ii) such documents as Lender may require to grant Lender a security interest in Grantor's rights in such Commercial Tort Claim;

		(xii)	to deliver to Lender any Instrument, Document or Chattel
Paper constituting Collateral with a value greater than $25,000, duly endorsed or assigned by Grantor to Lender;

		(xiii) 	to provide any service and do any other acts which
may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all Collateral free and clear of all defenses, rights of offset and counterclaims;

		(xiv)	not to withdraw any funds from any Deposit Account
pledged to Lender pursuant to this Agreement, except for Grantor's principal operating account, petty cash accounts expressly excluded from the requirement to deliver a Control Agreement pursuant to the Credit Agreement, and local operating accounts with Branch Banking and Trust Company used for payments to vendors to the extent expressly excluded from the requirement to deliver a Control Agreement pursuant to the Credit Agreement (provided that the only source of funds for such accounts shall be the Loan Parties' accounts with Lender) and any Deposit Accounts which are specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for employees of Grantor ("Excluded Deposit Accounts");

		(xv)	not to open or establish any Deposit Account, Securities
Account, or Commodities Account unless Lender has control of such account as contemplated in the Code (but excluding Excluded Deposit Accounts) and to close such Deposit Accounts as are necessary to cause Grantors to comply with Section 4.10 of the Credit Agreement; and

	(xvi)	not to consign any of its Inventory or sell any of its
Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

	8.	POWERS OF LENDER.  Each Grantor appoints Lender its attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Lender's officers and employees, or any of them, whether or not an Event of Default has occurred:

		(a) 	to perform any obligation of Grantor hereunder in
Grantor's name or otherwise;

		(b) 	to give notice to Account Debtors or others of Lender's
rights in the Collateral, to enforce or forebear from enforcing the same and to make extension or modification agreements;

		(c) 	to release Persons liable on Collateral and to give
receipts and compromise disputes;

		(d) 	to release or substitute security;

		(e) 	to resort to security in any order;

		(f) 	to prepare, execute, file, record or deliver notes,
assignments, schedules, designation statements, initial financing statements and amendments, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Lender's interest in the Collateral;

		(g) 	to receive, open and read mail addressed to Grantor;

		(h) 	to take cash, instruments for the payment of money and
other property to which Lender is entitled;

		(i) 	to verify facts concerning the Collateral by inquiry of
obligors thereon, or otherwise, in its own name or a fictitious name;

		 (j)	 to endorse, collect, deliver and receive payment under
instruments for the payment of money constituting or relating to Collateral;

		(k)	 to prepare, adjust, execute, deliver and receive
payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Lender, at Lender's sole option, toward repayment of the Obligations or replacement of the Collateral;

		(l)	 to exercise all rights, powers and remedies which
Grantor would have, but for this Agreement, with respect to all Collateral;

		(m)	 to enter onto Grantor's premises to inspect the
Collateral during normal business hours;

		(n) 	 to make withdrawals from and to close deposit accounts
or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Obligations;

		(o)	 to preserve or release the interest evidenced by
chattel paper to which Lender is entitled hereunder and to endorse and deliver any evidence of title to such interest; and

		(p) 	to do all acts and things and execute all documents in
the name of Grantor or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection, priority or enforcement of Lender's rights.

	9.	PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS.
Each Grantor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral, and upon the failure of such Grantor to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity and the amount necessary to discharge the same. Any such payments made by Lender shall be Obligations under the Credit Agreement. Any such payments made by Lender shall be obligations of Grantors to Lender, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of the Credit Agreement, and shall be secured by the Collateral, subject to all terms and conditions of this Agreement.

	10.	EVENTS OF DEFAULT. The occurrence of any of the following
shall constitute an "Event of Default" under this Agreement:

		(a) 	any default in the payment or performance of any
obligation, or any defined or described event of default, under (i) the Credit Agreement, any other Loan Document, or any other contract or instrument evidencing any Obligation or other Indebtedness to Lender, or
(ii) any other agreement between any Grantor and Lender, including without limitation any loan agreement, relating to or executed in connection with any Obligation or other Indebtedness of a Grantor to Lender;

		(b) 	any representation or warranty made by a Grantor in this
Agreement shall prove to be incorrect, false or misleading in any material respect when made; and

		(c) 	a Grantor shall fail to timely observe or perform any
covenant or other obligation or agreement set forth in this Agreement.

	11.	REMEDIES.  Upon the occurrence and during the continuation of any Event of Default, Lender shall have the right to declare immediately due and payable all or any Obligations (other than Obligations arising under any Hedge Agreement, which may be accelerated pursuant to the applicable Hedge Agreement) secured by this Agreement and to terminate any commitments to make loans or otherwise extend credit under the Credit Agreement. Lender shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the Code or otherwise provided by law, including without limitation, the right to:

		(a) 	contact all Persons obligated to a Grantor on any
Collateral and to instruct such Persons to deliver all Collateral directly to Lender;

		(b) 	sell, lease, license or otherwise dispose of any or all
Collateral;

		(c) 	notify the United States Postal Service to change the
address for delivery of mail of Grantor to any address designated by Lender;

		(d)	without notice to or consent by any Grantor, and without
the obligation to pay rent or other compensation, to take exclusive possession of all locations where any Grantor conducts its business or has any rights of possession and use the locations to store, process, manufacture, sell, use and liquidate or otherwise dispose of Collateral;

		(e)	with regard to any Deposit Account, instruct the bank
maintaining such Deposit Account to pay the balance of such Deposit
Account to Lender or take such other action as Lender shall instruct; and

		(f)	with regard to any Securities Account or Commodity
Account, instruct the securities intermediary maintaining such Securities Account or the commodity intermediary maintaining such Commodity Account, as applicable, to pay the balance of such Securities Account or such Commodity Account, as applicable, to Lender or take such other action as Lender shall instruct; and

		(g)	without regard to the occurrence of waste or the
adequacy of security, apply for the appointment of a receiver for any Grantor or for the assets of any Grantor and each Grantor waives any objection to such appointment or to the right to have a bond or security posted by Lender. Each Grantor hereby waives any objection or defense to the appointment of any such receiver and any right that Grantor has or may have to seek the posting of a bond or other security by Lender.

While an Event of Default exists:

		(1) 	Each Grantor will deliver to Lender from time to time,
as requested by Lender, current lists of all Collateral;

		(2) 	No Grantor will dispose of any Collateral except on
terms approved by Lender;

		(3) 	at Lender's request, each Grantor will assemble and
deliver all Collateral, and books and records pertaining thereto, to Lender at a reasonably convenient place designated by Lender; and

		(4)	 Lender may, without notice to any Grantor, enter onto a
Grantor's premises and take possession of the Collateral.

	12.	CUMULATIVE RIGHTS.  All rights, powers, privileges and
remedies of Lender shall be cumulative. No delay, failure or discontinuance of Lender in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise or the exercise of any other right, power, privilege or remedy.

	13.	WAIVERS AND CONSENTS OF LENDER.  Any waiver, permit, consent or approval of any kind by Lender of any default, or any such waiver of any provisions or conditions, must be in writing and shall be effective only to the extent set forth in writing.

	14.	DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF
INDEBTEDNESS. In disposing of Collateral, Lender may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral, may be applied by Lender to the payment of expenses incurred by Lender, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Lender toward the payment of the Obligations in such order of application as Lender may from time to time elect. Upon the transfer of all or any part of the Obligations, Lender may transfer all or any part of the Collateral and shall be fully discharged from all liability and responsibility with respect to such transferred Collateral, and the transferee shall be vested with all rights and powers of Lender hereunder; but with respect to any Collateral not so transferred, Lender shall retain all rights, powers, privileges and remedies. It is agreed that public or private sales or other dispositions, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Code. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time, and such sale may be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a "place" for purposes of Section 9-610(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and such Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code. Each Grantor grants to Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all intellectual property rights of such Grantor for the purpose of: (a) completing the manufacture of any in-process materials following any Event of Default so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by Grantor for its own manufacturing; and (b) selling, leasing or otherwise disposing of any or all Collateral following any Event of Default.

	15.	GRANTOR NOT AN OBLIGOR. If any Grantor is not a Borrower or
Guarantor (an "Obligor") under some or all of the Obligations:

	(a) Grantor authorizes Lender, from time to time, without affecting Grantor's obligations under this Agreement, to enter into an agreement with Obligor to change the interest rate on or renew the Obligations or other Indebtedness to Lender; accelerate, extend, compromise, or otherwise change the repayment terms or any other terms of the Obligations or such Indebtedness; receive and hold, exchange, enforce, waive, fail to perfect, substitute, or release Collateral, including collateral not originally covered by this Agreement; sell or apply any Collateral in any order; or release or substitute any borrower, guarantor or endorser of the Obligations or such Indebtedness, or other person.

	(b) Grantor waives any defense by reason of any Obligor's or any other person's defense, disability, or release from liability. Lender can exercise its rights against the Collateral even if any Obligor or any other person no longer is liable on the Obligations because of a statute of limitations or for other reasons.

		(c) Grantor agrees that it is solely responsible for keeping itself informed as to the financial condition of the Obligors and of all circumstances which bear upon the risk of nonpayment. Grantor waives any right it may have to require Lender to disclose to Grantor any information which Lender may now or hereafter acquire concerning the financial condition of Obligors.

		(d) Grantor waives all rights to notices of default or nonperformance by Obligors. Grantor further waives all rights to notices of the existence or the creation of new Obligations by any Obligor and all rights to any other notices to any party liable on any of the Obligations.

		(e) Grantor represents and warrants to Lender that it will derive benefit, directly and indirectly, from the collective administration and availability of credit under the Obligations. Grantor agrees that Lender will not be required to inquire as to the disposition by any Obligor of funds disbursed by Lender.

		(f) Until all obligations to Lender under the Obligations have been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Obligations have been terminated, Grantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, which Grantor may now or hereafter have against any Obligor with respect to the Obligations. Grantor waives any right to enforce any remedy which Lender now has or may hereafter have against any Obligor, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

		(g) Grantor waives any right to require Lender to proceed against any Obligor or any other person; proceed against or exhaust any security; or pursue any other remedy. Further, Grantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of Grantor under this Agreement or which, but for this provision, might operate as a discharge of Grantor.

		(h) In the event any amount paid to Lender on any Obligations or any interest in property transferred to Lender as payment on any Obligations is subsequently recovered from Lender in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding, Grantor shall be liable to Lender for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated, the fair market value of the Collateral shall be determined, at Lender's option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

	16.	STATUTE OF LIMITATIONS.  Until all Obligations shall have
been paid in full and all commitments by Lender to extend credit under the Credit Agreement have been terminated, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Lender shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that the Obligations or any part thereof may have become barred by any statute of limitations, or that the personal liability of any Grantor may have ceased, unless such liability shall have ceased due to the payment in full of all Obligations and Indebtedness secured by this Agreement.

	17.	WAIVERS OF GRANTOR.  Each Grantor waives any right to require
Lender to (a) proceed against any Grantor or any other Person, (b) marshal assets or proceed against or exhaust any security from any Grantor or any other Person, (c) perform any obligation of any Grantor with respect to any Collateral; and (d) make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any Collateral or Proceeds. Each Grantor further waives any right to direct the application of payments or security for any Indebtedness of such Grantor or indebtedness of customers of such Grantor.

	18.	JOINT AND SEVERAL LIABILITY. When there is more than one
Grantor named in this Agreement (a) the word "Grantor" shall mean all or any one or more of them as the context requires, and (b) the obligations of each Grantor hereunder are joint and several.

19.	FURTHER ASSURANCES.  At any time upon the request of Lender, each
Grantor will execute or deliver to Lender any and all financing statements, fixture filings, security agreements, pledges, assignments, endorsements, certificates of title, mortgages, deeds of trust and all other documents (the "Additional Documents") that Lender may request and in form and substance satisfactory to Lender, to create, perfect, and continue perfection or to better perfect Lender's Liens in all of the assets of such Grantor (whether now owned or subsequently arising of acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated under this Agreement and under the other Loan Documents. Without limiting the foregoing, upon Lender's request, Grantors shall deliver to Lender all certificates of title, notation of lien applications and other documents desirable or necessary to give effect to Lender's first priority perfected Lien in any motor vehicles or other titled Equipment. If any Grantor refuses or fails to execute or deliver any requested Additional Documents, such Grantor authorizes Lender to execute such Additional Documents in such Grantor's name, and authorizes Lender to file such executed Additional Documents in any appropriate filing office. Each Grantor acknowledges that no Grantor is authorized to file any financing statement or amendment with respect to any financing statement filed in connection with this Agreement without the prior written consent of Lender, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

	20.	SUBROGATION RIGHTS.  Until all Obligations shall have been
paid in full and all commitments by Lender to extend credit under the Credit Agreement have been terminated, no Grantor shall have any right of subrogation or contribution or similar right, and each Grantor waives any benefit of or right to participate in any of the Collateral or any other security now or subsequently held by Lender.

	21.	NOTICES.  All notices, requests and demands required under
this Agreement must be given, and shall be deemed received, as provided in Section 7.3 of the Credit Agreement at the address set forth below each party's name on the signature page of this Agreement or to such other address as any party may designate by written notice to all other parties.

	22.	COSTS, EXPENSES AND ATTORNEYS' FEES.  Each Grantor shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and, after the occurrence of an Event of Default, all allocated costs of Lender's in-house counsel), expended or incurred by Lender in connection with or related to this Agreement, including, without limitation, all Lender Expenses, as set forth in Section 7.4 of the Credit Agreement. Further, each Grantor indemnifies Lender against all losses, claims, demands, liabilities and expenses of every kind caused by property subject to this Agreement, all in accordance with Section 7.7 of the Credit Agreement.

	23.	SUCCESSORS; ASSIGNS; AMENDMENT.  This Agreement will be
binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided that no Grantor may assign or transfer its interests, rights, or obligations under this Agreement without Lender's prior written consent. Lender may sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender's rights and benefits under this Agreement and the other Loan Documents. This Agreement may be amended or modified only in writing signed by Lender and each Grantor, except as provided in Section 7(b)(xi) and Section 19 of this Agreement.

	24.	SEVERABILITY OF PROVISIONS.  If any provision of this
Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

	25.	GOVERNING LAW. The validity of this Agreement and the
construction, interpretation, and enforcement of this Agreement, and the rights of the parties, as well as all claims, controversies or disputes arising under or related to this Agreement will be determined under, governed by and construed in accordance with the laws of the Commonwealth of Kentucky without regard conflicts of laws principles.

	26.	JURISDICTION.  All actions or proceedings arising in
connection with this Agreement may be tried and litigated in the State and, to the extent permitted by applicable law, federal courts located in the City of Atlanta and the County of Fulton, State of Georgia; provided that any suit seeking enforcement against any Collateral or other property may be brought, at Lender's option, in the courts of any jurisdiction where Lender elects to bring such action or where such Collateral or other property may be found. Each Grantor and Lender waive, to the extent permitted under applicable law, any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought.

	27.	WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY
APPLICABLE LAW, EACH GRANTOR AND LENDER WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A "CLAIM"). EACH GRANTOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGES FOLLOW]

_____________________________________________________



	This Agreement has been duly executed as of the date set forth on page 1.


GRANTORS:

INDUSTRIAL SERVICES OF AMERICA, INC.

By: /s/ Orson Oliver
Name:  Orson Oliver
Title:    Interim Chief Executive Officer

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com


ISA INDIANA, INC.

By: /s/ Orson Oliver
Name:  Orson Oliver
Title:    Interim Chief Executive Officer

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com


ISA LOGISTICS LLC

     By: Industrial Services of America, Inc., its Sole Member

     By/s/ Orson Oliver
     Name:  Orson Oliver
     Title:    Interim Chief Executive Officer

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com


[Signatures continue on the following pages]

_____________________________________________________


ISA REAL ESTATE, LLC

     By: Algar, Inc., its Manager

     By: /s/ Sean Garber
     Name:  Sean Garber
     Title:    President

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com


ISA INDIANA REAL ESTATE, LLC

     By: Algar, Inc., its Manager

     By: /s/ Sean Garber
     Name:  Sean Garber
     Title:    President

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com


WESSCO, LLC

By: /s/ Orson Oliver
Name:  Orson Oliver
Title:    Interim Chief Executive Officer

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com



[Signatures continue on the following pages]

_____________________________________________________

7021 GRADE LANE LLC

     By: Algar, Inc., its Manager

     By: /s/ Sean Garber
     Name:  Sean Garber
     Title:    President

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com


7124 GRADE LANE LLC

     By: Algar, Inc., its Manager

     By: /s/ Sean Garber
     Name:  Sean Garber
     Title:    President

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com


7200 GRADE LANE LLC

     By: Algar, Inc., its Manager

     By: /s/ Sean Garber
     Name:  Sean Garber
     Title:    President

Address:

7100 Grade Lane
Louisville, Kentucky 40213
Attention: Alan Schroering
Fax No.: (502) 515-1700
Email: aschroering@isa-inc.com



[Signatures continue on the following page]

_____________________________________________________


LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION


By: /s/ John L. Palermo
Name:  John L. Palermo
Title:   Vice President

Address:
Wells Fargo Bank, National Association
1100 Abernathy Road, NE
Suite 1600
Atlanta, Georgia 30328
Attention: Joseph L. White
Email: Joseph.L.White@wellsfargo.com

_____________________________________________________


SCHEDULE A

1.	Owned Real Property:



2.	Copyrights, Trademarks, Patents and Licensing Agreements:

	Part 1 - Trademarks Owned


      Trademark     Registration     Registration     Expiration
                       Number            Date            Date




Trademark           Application/Serial          Application
     Application                Number                    Date




	Part 2 - Patents Owned


        Patent        Registration     Registration     Expiration
      Description        Number            Date            Date


        Patent            Application/Serial          Application
     Application               Number                     Date



	Part 3 - Copyrights Owned

      Copyright
Registration Number      Registration
                                                          Date



	Part 4 - Other License Agreements

       Name of      Date of        Licensor     Term        Licensed
      Document      Document                              Intellectual
                                                            Property



3.	Motor Vehicle and Certificate of Title Collateral:


     Type of      Make     Model    Year    VIN or Other Identifier
     Collateral



4.	Deposit Accounts, Securities Accounts, Commodity Accounts and other
Investment Accounts:

	Part 1 - Deposit Accounts

     Name and Address               Account No.             Purpose
        of Bank




	Part 2 - Securities Accounts, Commodity Accounts and other Investment Accounts


Name and       Account No.     Purpose    Type of      Balance as of
Address of                               Investments      [Date]
Broker or
Other
Institution



5.	Locations of Collateral and Books and Records:

	Locations of Inventory, Equipment, Books and Records and Other Assets

     Address           Owned/Leased/Third Party*       Name/Address
                                                       of Lessor or
                                                       Third Party,
                                                       as Applicable



*Grantors to Indicate in this column next to applicable address whether the locations is owned by the Company, leased by the Company or owned and operated by a third party (e.g., warehouse, processor, consignee, etc.)